Note 7 - Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

7.           Income Taxes

The components of the deferred tax assets and liabilities are presented below (in thousands):

	December 31,
	2013	2012
Net operating loss carry forwards	$48,133	$47,335
Tax credit carry forwards	981	981
Accruals and allowances	296	90
Other	46	162
Total deferred tax asset	49,456	48,568

Less valuation allowance	(49,456)	(48,568)
Net deferred tax asset	$—	$—

Due to uncertainty surrounding the realization of the favorable tax attributes in future tax returns, IPC has recorded a valuation allowance against its deferred tax asset. The valuation allowance recorded for the year ended December 31, 2013 increased by $888,000 and for the year ended December 31, 2012 increased by $124,000.

The valuation allowance in both 2013 and 2012 includes $2.7 million related to excess tax benefits of stock option deductions prior to the adoption of ASC Topic 718. The benefits will increase additional paid-in capital when realized.

For tax return purposes, IPC had net operating loss carry forwards at December 31, 2013 of approximately $142.9 million and $64.4 million for federal income tax and state income tax purposes, respectively. Federal and state net operating loss carry forwards begin expiring in 2019 and 2014, respectively. IPC also had federal research and development credits of approximately $0.7 million which will begin expiring in 2018, and a federal alternative minimum tax credit of approximately $0.5 million, which does not expire.

IPC did not recognize any expense or benefit for the year ended December 31, 2013. IPC recognized $25,000 and $36,000 in current federal and state tax benefit, respectively, for the year ended December 31, 2012.

The effective tax rate for income taxes is different than the amount computed using the applicable statutory federal income tax rate with the difference for each year summarized below:

	December 31,
	2013	2012
Federal tax at statutory rate	34.0%	34.0%
Share based compensation	(0.3)%	43.2%
Contingent liability true-up	0.0%	14.7%
Other	(0.6)%	(0.3)%
Adjustment due to change in valuation allowance	(33.1)%	(89.4)%
	(0.0)%	2.2%

In 2013 and 2012, the federal statutory rate is 34% as this is the rate at which the Company expects to realize its deferred tax assets in the future.

Under the asset and liability method prescribed under ASC 740, “Income Taxes,” IPC recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled.

For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. At December 31, 2013 and December 31, 2012, IPC had unrecognized tax benefits of approximately $0.3 million and $0.3 million, respectively ($0.1 million of which, if recognized, would affect IPC’s effective tax rate). IPC does not believe there will be any material changes in its unrecognized tax positions over the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2013	2012
Balance at January 1	$300	$300
Increase (decrease) related to prior year tax positions	—	—
Increase (decrease) related to current year tax positions	—	—
Settlements	—	—
Reductions due to lapse of applicable statute of limitations	—	—
Balance at December 31	$300	$300

Interest and penalty costs related to unrecognized tax benefits, if any, are classified as a component of income tax expense. IPC did not recognize any interest and penalty expense related to unrecognized tax benefits for the years ended December 31, 2013 and 2012, due to immateriality.

IPC files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. IPC is subject to U.S. federal and state examination for tax years 1999 through 2013, due to unutilized net operating losses and research credits. On July 11, 2013 the Company was informed by the Department of the Treasury that the 2011 tax year will be subject to examination. There have been no audit adjustments as of December 31, 2013. Although there can be no assurance about the ultimate outcome of any tax examination, management believes there will be no material impact on the Company's financial position or results of operations.